UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2015

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Unilife Corporation (the “Company”) is currently in the process of finalizing its financial results for the second quarter ended December 31, 2014. Set forth below are certain preliminary estimates for the second quarter ended December 31, 2014, based on information currently available, as of the date of this report. Management estimates the Company’s cash and cash equivalents (including restricted cash) as of December 31, 2014 to be approximately $10.8 million and the Company’s revenue for the second quarter ended December 31, 2014 was $5.4 million.

These preliminary estimates have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent registered public accounting firm, KPMG LLP, has not audited or reviewed, and does not express an opinion with respect to, these estimates. The Company’s actual cash and cash equivalents (including restricted cash) as of December 31, 2014 and the Company’s actual revenue for the second quarter ended December 31, 2014 may differ from these estimates due to the completion of the Company’s closing procedures with respect to the second quarter ended December 31, 2014, final adjustments and other developments that may arise between now and the time the financial results for the quarter are finalized. The Company expects to complete its closing procedures and announce its financial results for the second quarter ended December 31, 2014 in February 2015. Accordingly, the Company’s consolidated financial statements as of and for the second quarter ended December 31, 2014 will not be available until February 2015.

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This Current Report on Form 8-K contains forward-looking statements. All statements that address operating performance, events or developments that the Company expects or anticipates will occur in forward-looking statements, including statements regarding expected financial results for the second quarter of fiscal year 2015. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and its present expectations or projections. These risks and uncertainties include, but are not limited to, those described above and in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and those described from time to time in other reports which the Company files with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: January 30, 2015	By:	/s/ Alan Shortall
Alan Shortall
Chairman and Chief Executive Officer